Alpine Equity Trust
On behalf of the Institutional Class of each Series of the Trust
Supplement dated November 23, 2011
to the Prospectus dated March 1, 2011

Change of Name of Class

Prior to January 3, 2012, each series of the Trust issued only one class of shares.  Effective January 3, 2011, that class will be referred to as Institutional Class.

Effective January 3, 2012, certain series of the Trust will also offer Class A shares.

Increase in Minimum Initial Investment

For new shareholders after January 3, 2012, the minimum initial investment of the Institutional Class has increased from $1,000 to $1,000,000.

Effective January 3, 2012 the sections titled “Purchase and Sale of Fund Shares” and “How to Buy Shares” are replaced in their entirety as follows:

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

How to Buy Shares

You may purchase shares of the Funds on any day the NYSE is open. The minimum initial investment for the Institutional Class in each Fund is $1,000,000. The minimum may be waived in certain situations as described below. There is no minimum investment requirement for subsequent investments if mailed by check. Telephone and Internet subsequent purchases are subject to a minimum of $100. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request in good order by the Funds’ transfer agent (the “Transfer Agent”) or your financial intermediary, together with payment in the amount of the purchase. No sales charge is imposed on purchases or on the reinvestment of dividends. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Funds. All requests received in good order before 4:00 p.m. Eastern time, or the closing of the NYSE, whichever is earlier, will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Minimum initial purchase amounts for the Institutional Class are waived for the following:

o	Any shareholder as of the close of business January 3, 2012
o	Employees of the Adviser or its affiliates and their immediate family
o	Current and former Trustees of funds advised by the Adviser
o	The Adviser or its affiliates
o	Investors in employee retirement, stock, bonus, pension or profit sharing plans
o	Investment advisory clients of the Adviser or its affiliates

o	Registered Investment Advisers
o	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs
o
Any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with the Adviser or a third party through which the investment is made

These waivers may be discontinued at any time without notice.

Please retain this Supplement for future reference.